UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2004


                              110 MEDIA GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-29462                     13-412764
------------------------     ------------------------        -------------------
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)


                         95 Broadhollow Road, Suite 101
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 385-0007
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

On December 2 and December 3, 2004, 110 Media Group, Inc. (the "Company") entered into two Series AA Stock Purchase Agreements (the "Agreements") with Bruges Realty Corp Charitable Remainder Trust (the "Investor") relating to the private placement of an aggregate of 438,000 shares of newly authorized Series AA Preferred Stock ("Series AA Shares"). The Investor purchased 200,000 Series AA Shares on December 2, 2004 and an additional 238,000 Series AA Shares on December 3, 2004, each pursuant to the Agreements, the form of which is an exhibit to this report. The purchase price of the Series AA shares was $1.00 per share, yielding proceed of $438,000, before legal expenses of $7,500.

The Agreements, in addition to the kinds of representations and warranties typical of this type of private placement, have provisions which require the Company to register shares of its common stock issuable upon the conversion of the Series AA Shares upon the demand of the holders of 51% of the outstanding Series AA Shares given no earlier than June 2, 2005.

The Series AA Shares have a liquidation preference of $1.00 per share and the right to receive cumulative dividends of 7% per year. Dividends, when declared may be paid in shares of common stock of the Company at the holders option, or at the Company's option if the shares to be issued may be resold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") or can be immediately resold in reliance upon and exemption from registration. The Series AA Shares are convertible at the holder's option into that number of shares as are determined by dividing the liquidation preference, including any unpaid cumulative dividends, by $0.20 (as adjusted pursuant to anti-dilution provisions contained in the designation creating the series). The shares may be redeemed at the Company's option for 125% of the liquidation preference (including accrued and unpaid dividends) and must be redeemed by the Company upon demand if the shares of Common Stock which may be issued on conversion are not registered for sale under the Act one year after the holders have requested registration.

The designation creating the Series AA Shares is filed as an exhibit to this report.

Item 3.02  Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this report is incorporated by reference into this Item 3.02. The Investor represented that they were accredited and the sales of securities convertible into shares of common stock was made directly by the Company without a broker-dealer or payment of commission in reliance on Section 4(2) and 4(6) of the Act and Rule 506 of Regulation D thereunder.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

4.1 Certificate of Designations Preferences and Rights of Series AA Preferred Stock as filed with the Secretary of State of Delaware on December 1, 2004;

10.1        Form of Series AA Stock Purchase Agreement.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     110 MEDIA GROUP, INC.



                                                     By: /s/ Raymond Barton
                                                         ----------------------
                                                         Raymond Barton, CEO

Date: December 8, 2004


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